SCHEDULE 14C
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement     [ ]  Confidential, for Use of the
                                                Commission Only (as permitted by
[X]  Definitive Information Statement           Rule 14c-5(d)(2))


                           MASS MEGAWATTS POWER, INC.
                (Name of Registrant As Specified In Its Charter)

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[X]  No fee required

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

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                           MASS MEGAWATTS POWER, INC.
                                 11 Maple Avenue
                        Shrewsbury, Massachusetts  01545


                            NOTICE OF SPECIAL MEETING

TO THE MASS MEGAWATTS POWER, INC. STOCKHOLDERS:

     A Special Meeting of Stockholders of Mass Megawatts Power, Inc. (the "Company" or "Mass Megawatts") will be held on Monday, January 27, 2003 at 6:00 p.m. local time at the Ramada Inn located at 624 Southbridge Street, Auburn, MA 01501 to consider and vote upon the following actions:

- Amending our articles of organization to change our corporate name to "Mass Megawatts Wind Power, Inc." from "Mass Megawatts Power, Inc." and ratifying all actions taken previously to effect such amendment and name change;

- Amending our articles of organization to increase our authorized capital stock to 5,000,000 shares of common stock, no par value per share (the "Common Stock") from 2,200,000 shares of Common Stock and ratifying all actions taken previously to effect such amendment and increase; and

-    Approving and adopting Amended and Restated By-laws of the Company.

     We are not asking you for a proxy. The Company's majority stockholder who owns, in the aggregate, approximately 78% of the outstanding Common Stock of the Company as of the record date of November 22, 2002, has carefully considered these proposals and has indicated to the Company an intent to vote in favor of each of the foregoing proposals, thus assuring their approval.

                                 By Order of the President


                                 /s/ Jonathan Ricker
                                 Chairman, President, Treasurer and Clerk

Shrewsbury, Massachusetts
December 10, 2002


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                           MASS MEGAWATTS POWER, INC.
                                 11 Maple Avenue
                        Shrewsbury, Massachusetts  01545

                                November 27, 2002

              Information Statement of Mass Megawatts  Power, Inc.

   Special Meeting of Mass Megawatts Stockholders to be held January 27, 2003

      NO VOTE OR OTHER ACTION OF MASS MEGAWATTS STOCKHOLDERS IS REQUIRED  IN
                   CONNECTION WITH THIS INFORMATION STATEMENT.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


     This information statement contains information about a special meeting of the stockholders of Mass Megawatts Power, Inc., a Massachusetts corporation (the "Company "or "Mass Megawatts"), to be held on Monday, January 27, 2003 at 6:00 p.m. local time at the Ramada Inn located at 624 Southbridge Street, Auburn, MA 01501. The Company intends to release this information statement to our stockholders on December 12, 2002 to those persons who were Mass Megawatts stockholders as of the record date of November 22, 2002 (the "Record Date").
The Company's common stock, no par value ("Common Stock"), is currently our only outstanding class of capital stock. By way of this information statement, holders of our Common Stock are being informed that the following matters will be submitted to a vote of our stockholders at the special meeting:

- Amending our articles of organization to change our corporate name to "Mass Megawatts Wind Power, Inc." from "Mass Megawatts Power, Inc." and ratifying all actions taken previously to effect such amendment and name change;

- Amending our articles of organization to increase our authorized capital stock to 5,000,000 shares of Common Stock from 2,200,000 shares of Common Stock and ratifying all actions taken previously to effect such amendment and increase; and

-    Approving and adopting Amended and Restated By-laws of the Company.

     Each of these proposals will be voted on at the special meeting on January 27, 2003, or as soon thereafter as possible. We are not asking you for a proxy. The holder of a majority of the shares of the Company's Common Stock owning, in the aggregate, approximately 78% of the outstanding Common Stock of the Company on the record date has carefully considered these proposals and has indicated to the Company an intent to vote in favor of each of the foregoing proposals, thus assuring their approval.


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     Dissenter's Rights of Appraisal
     -------------------------------

     Under Massachusetts law, our dissenting stockholders are not entitled to dissenter's appraisal rights with respect to the proposed amendments to our articles of organization.

     Security Ownership of Directors, Management and Certain Beneficial Owners
     -------------------------------------------------------------------------

     As of the date of this information statement there are 2,182,271 shares of the Company's Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote. November 22, 2002 is the record date for determining which of our stockholders are entitled to notice with respect to this information statement and to vote at the special meeting of stockholders.

     The following table sets forth information for each person known to be the beneficial owner of more than five percent of our Common Stock and information as of November 22, 2002 concerning the beneficial ownership of the Company's Common Stock for each of the Company's directors, the Company's Chief Executive Officer and the Company's directors and Chief Executive Officer as a group.

---------------------------------------------------------------------------
   NAME AND ADDRESS                 AMOUNT AND NATURE OF   PERCENT OF CLASS
OF BENEFICIAL OWNER (1)             BENEFICIAL OWNERSHIP

---------------------------------------------------------------------------
Jonathan Ricker, Chairman,              1,701,820 shares             77.98%
  President, Treasurer, Clerk and
  Director
11 Maple Avenue
Shrewsbury, MA  01545
---------------------------------------------------------------------------
Alison Gray, Director                         200 shares             00.01%
32 Westwood Road
Shrewsbury, MA  01545
---------------------------------------------------------------------------
Jodi A. Vizzo, Director                       223 shares             00.01%
8 Tamarack Lane
Shrewsbury, MA  01545
---------------------------------------------------------------------------
Directors and officers as a group       1,702,243 shares             78.00%
---------------------------------------------------------------------------

(1) A beneficial owner includes any person who, directly or indirectly, has the power to vote or direct the voting of the Company's Common Stock or the power to dispose, or to direct the disposition of such stock.

     Authorization of Additional Shares of Common Stock
     --------------------------------------------------

     An amendment to the Company's articles of organization increasing our authorized Common Stock to 5,000,000 shares from 2,800,000 shares will enable us to have sufficient shares of Common Stock available for financing opportunities. The newly authorized shares of Common Stock will have the same rights and privileges as the presently authorized shares of our Common Stock. Our Common Stock does not entitle any holder to any dividend or preemption rights.


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     Following approval of the proposed increase in the number of shares of the
Company's authorized Common Stock, the Company intends to file a registration statement on Form SB-2 under the Securities Act of 1933 for the registration of additional shares of our Common Stock to permit us to sell additional shares of our Common Stock.

     There can be no assurance as to the amount of consideration the Company would receive from any issuance of additional shares of our Common Stock nor can there be any assurance of what effect, if any, the proposed increase in the authorized shares of our Common Stock and any subsequent issuance will have on the market price of our Common Stock.

     Change of Company Name
     ----------------------

     The Board of Directors of the Company believes that changing our corporate name to Mass Megawatts Wind Power, Inc. will more accurately reflect our product and operations and promote better recognition of our business purpose by the public.

     Amended and Restated By-laws
     ----------------------------

     The Company believes that the current By-laws of the Company should be amended and restated to conform more accurately various provisions of our By-laws to the Massachusetts Business Corporation Law, under which the Company is incorporated.

     Voting Procedures
     -----------------

     A majority of the Company's outstanding shares of Common Stock entitled to vote shall constitute a quorum at our special meeting of stockholders. Massachusetts General Laws chapter 156B, section 70 provides that the holders of a majority of our outstanding shares of Common Stock who are entitled to vote may approve an amendment to our articles of organization increasing our authorized Common Stock and changing our corporate name.

     Miscellaneous
     -------------

     The Company requests brokers, custodians, nominees and fiduciaries to forward this information statement to the beneficial owners of the Company's Common Stock and the Company will, upon request, reimburse such holders for their reasonable expenses in connection therewith.

     Conclusion
     ----------

     This information statement is intended to provide our stockholders with the information required by the rules and regulations of the Securities Exchange Act of 1934. This information statement describes the actions that will be voted on at our special meeting of stockholders to be held on January 27, 2003. Your


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approval of the proposed amendments is not required and your vote is not being solicited in connection with these actions.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.


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